UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

(a)      On May 21, 2008, Viacom Inc. (the “Company”) sent a notice (the “Notice”) to its directors and executive officers informing them that in order to implement a transition to a new trustee and recordkeeper for the Company’s 401(k) Plan (the “Plan”), Plan participants will be unable to direct or diversify investments in the Plan, or obtain a loan or distribution from the Plan, during the period beginning at 4:00 p.m. (Eastern Time) on June 19, 2008 and ending the week of July 6, 2008 (the “Blackout Period”).

          The Notice also states that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of the Company’s Class A common stock, Class B common stock and certain derivative securities during the Blackout Period, unless such transaction is exempt under Regulation BTR of the Securities Exchange Act of 1934.

          A copy of the Notice is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

          During the Blackout Period and for two years after the end date thereof, a stockholder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual end date of the Blackout Period, by contacting J.P. Morgan Retirement Plan Services LLC at P.O. Box 419784, Kansas City, MO 64141-6784, or at 800-345-2345.

          On May 15, 2008, the Company received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits. The following exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99	Notice pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 to Directors and Executive Officers of Viacom Inc., dated May 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date:    May 21, 2008

Exhibit Index

Exhibit No.	Description of Exhibit

99	Notice pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 to Directors and Executive Officers of Viacom Inc., dated May 21, 2008.

4